STERLING CAPITAL FUNDS

SUPPLEMENT DATED MARCH 31, 2023

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS,

DATED FEBRUARY 1, 2023

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus, dated February 1, 2023 (the "Prospectus") with respect to the Sterling Capital Real Estate Fund:

Effective March 31, 2023, the Bloomberg US 3000 REIT Index replaced the FTSE NAREIT All Equity REITs Index as the Sterling Capital Real Estate Fund's primary benchmark. The Average Annual Total Returns table is replaced with the following:

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years
Class A Shares(1)
Return Before Taxes	-30.57%	3.13%	6.32%
Return After Taxes on Distributions	-31.92%	1.45%	4.66%
Return After Taxes on Distributions and Sale of Fund Shares	-17.34%	2.17%	4.63%

Class C Shares(1)	-26.88%	3.59%	6.39%
Bloomberg US 3000 REIT Index(2)
(reflects no deductions for fees, expenses, or taxes)	-25.08%	4.45%	--
FTSE NAREIT All Equity REITs Index(3)
(reflects no deductions for fees, expenses, or taxes)	-24.95%	4.43%	7.10%
S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	-18.11%	9.42%	12.56%

(1)	Performance for Class A Shares and Class C Shares for periods prior to inception on November 16, 2015 is based on the performance of the shares of the Fund's predecessor, the Stratton Real Estate Fund (the "Predecessor Fund"), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization.

(2)	Effective March 31, 2023, the primary benchmark for the Fund changed from the FTSE NAREIT All Equity REITs Index to the Bloomberg US 3000 REIT Index (the "New Benchmark"), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes.

(3)	Returns for the FTSE NAREIT All Equity REITs Index are included to show how the Fund's performance compared with the returns of all publicly traded REITs that invest predominantly in the equity ownership of real estate and the index is designed to reflect the performance of all publicly traded equity REITs as a whole.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

STATSUP-0323-1